                                                                     Exhibit 4.8

================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                              Dated October 9, 2001

                                      among

                                 MIRANT AMERICAS
                                GENERATION, INC.

                                       and

                            SALOMON SMITH BARNEY INC.

                                       and

                         BANC OF AMERICA SECURITIES LLC

                                       and

                            BLAYLOCK & PARTNERS, L.P.

                                       and

                            SCOTIA CAPITAL (USA) INC.

                                       and

                            TD SECURITIES (USA) INC.

                                       and

                       TOKYO-MITSUBISHI INTERNATIONAL plc

                              as Initial Purchasers

================================================================================

                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 9, 2001 among MIRANT AMERICAS GENERATION, INC., a Delaware corporation (the "Company") and SALOMON SMITH BARNEY INC. ("Salomon Smith Barney"), BANC OF AMERICA SECURITIES LLC, BLAYLOCK & PARTNERS, L.P., SCOTIA CAPITAL (USA) INC., TD SECURITIES (USA) INC. and TOKYO-MITSUBISHI INTERNATIONAL plc (collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement dated October 3, 2001 (the "Purchase Agreement"), among the Company, as issuer of the 7.20% Senior Notes due 2008, and the 8.50% Senior Notes due 2021 (collectively, the "Notes"), and the Initial Purchasers, which provides for among other things, the sale by the Company to the Initial Purchasers of an aggregate of $750,000,000 of the Notes. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1. Definitions. As used in this Agreement, the following capitalized
             -----------
defined terms shall have the following meanings:

          "Additional Interest" shall have the meaning set forth in Section 2(d)
           -------------------
hereof.

          "Additional Interest Event" shall have the meaning set forth in
           -------------------------
Section 2(d) hereof.

          "Advice" shall have the meaning set forth in the last paragraph of
           ------
Section 3 hereof.

          "Applicable Period" shall have the meaning set forth in Section 3(t)
           -----------------
hereof.

          "Business Day" shall mean a day other than (i) a Saturday or a Sunday,
           ------------
(ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee's Corporate Trust Office is closed for business.

          "Closing Time" shall mean the Closing Time as defined in the Purchase
           ------------
Agreement.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
2(b) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Exchange Notes" shall mean the 7.20% Senior Notes due 2008 and the
           --------------
8.50% Senior Notes due 2021, containing terms identical to the Notes (except that they will not contain terms with respect to transfer restrictions under the Securities Act and will not provide for any increase in the interest rate thereon).

          "Exchange Offer" shall mean the offer by the Company to the Holders to
           --------------
exchange all of the Registrable Notes for a like principal amount of Exchange Notes pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the
           ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Period" shall have the meaning set forth in Section 2(a)
           ---------------
hereof.

          "Holder" shall mean the Initial Purchasers, for so long as they own
           ------
any Registrable Notes, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; provided that for purposes of Sections 3 and 4 of this Agreement, the term Holder shall include Participating Broker-Dealers.

          "Indenture" shall mean the Indenture relating to the Notes and the
           ---------
Exchange Notes dated as of May 1, 2001 between the Company and Bankers Trust Company, as the Trustee, as the same may be amended from time to time in accordance with the terms thereof, together with any series supplemental indenture relating thereto.

          "Inspectors" shall have the meaning set forth in Section 3(n) hereof.
           ----------

          "Issue Date" shall mean the date of original issuance of the Notes.
           ----------

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
aggregate principal amount of outstanding Notes.

          "Notes" shall have the meaning set forth in the Preamble.
           -----

          "Participating Broker-Dealer" shall have the meaning set forth in
           ---------------------------
Section 3(t) hereof.

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble
           ------------------
to this Agreement.

          "Records" shall have the meaning set forth in Section 3(n) hereof.
           -------

          "Registrable Notes" shall mean the Notes; provided, however, that the
           -----------------
Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes for the exchange thereof, shall have been declared effective under the Securities Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Notes shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule l44A) under the Securities Act, (iii) such Notes shall have ceased to be outstanding or (iv) such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer and are thereafter freely tradable by the holder thereof (other than an affiliate of the Company).

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes) and compliance with the rules of the NASD in the amount not exceeding $15,000 in the aggregate; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement; (iv) all rating agency fees; (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "comfort" letters required by or incident to such performance and compliance; (vi) the fees and expenses of the Trustee, and any paying agent, exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Notes on any securities exchange or exchanges; and (viii) the reasonable fees and expenses of any experts retained by the Company in connection with the Registration Statement.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Rule 144(k) Period" shall mean the period of two years (or such
           ------------------
shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
Section 2(b) hereof.

          "Shelf Registration Event" shall have the meaning set forth in Section
           ------------------------
2(b) hereof.

          "Shelf Registration Event Date" shall have the meaning set forth in
           -----------------------------
Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
statement of the Company pursuant to the provisions of Section 2(b) hereof that covers all of the Registrable Notes, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Special Counsel" shall have the meaning set forth in Section 3(n)
           ---------------

hereof.

          "TIA" shall have the meaning set forth in Section 3(1) hereof.
           ---

          "Trustee" shall mean the Trustee with respect to the Notes under the
           -------
Indenture,
which shall initially be Bankers Trust Company, and any successor trustee appointed pursuant to the provisions thereof.

          2. Registration Under the Securities Act.
             -------------------------------------

          (a) Exchange Offer. To the extent not prohibited by any applicable law
              --------------
     or applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company's cost, use its reasonable best efforts to (i) cause to be filed with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date that is 240 days after the Issue Date, and (iii) keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Notes for a like principal amount of Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Notes acquired directly from the Company for its own account, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes, and is not prohibited by any law or policy of the SEC from participating in the Exchange Offer) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

          (iii) utilize the services of the Trustee or the Depositary for the Exchange Offer,

          (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged;

          (v) notify each Holder that any Notes not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (vi) otherwise comply with applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

          (i) accept for exchange all Notes or portions thereof validly tendered and not withdrawn pursuant to the Exchange Offer;

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company; and

          (iii) issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Notes equal in principal amount to the principal amount of the Notes as are surrendered by such Holder for exchange.

          The Indenture will provide that the Exchange Notes will not be subject to the restrictive legend set forth on the Registrable Notes or the transfer restrictions (other than in respect of minimum denominations) set forth in the Indenture.

          Interest on each Exchange Note issued pursuant to the Registered Exchange Offer will accrue from the last date on which interest was paid on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the Issue Date.

          To the extent not prohibited by any law or applicable interpretation or other action of the staff of the SEC, the Company shall use its reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer shall not violate applicable law or any applicable interpretation of the staff of the SEC and as provided in the next sentence. Each Holder participating in the Exchange Offer will be required to represent to the Company at the time of the consummation of the Exchange Offer:

          (a) that any Exchange Note received by that Holder will be acquired in the ordinary course of business;

          (b) that the Holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act;

          (c) that the Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or, if it is an affiliate, that Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

          (d) if that Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in any distribution of the Exchange Notes; and

          (e) if that Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of those Exchange Notes.

          Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the Exchange Notes to be acquired in the Exchange Offer (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company.

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis
                                                                        -------
mutandis, solely with respect to Registrable Notes that are Exchange Notes held
--------
by Participating Broker-Dealers, and the Company shall have no further obligation to register the Registrable Notes (other than pursuant to Section 2(b)(iv)) pursuant to Section 2(b) of this Agreement.

          (b) Shelf Registration. In the event that (i) the Company is not
              ------------------
permitted to effect the Exchange Offer because of any change in law or in currently prevailing interpretations of the staff of the SEC, or (ii) any Notes validly tendered pursuant to the Exchange Offer are not exchanged for corresponding Exchange Notes upon consummation of the Exchange Offer, or (iii) any Initial Purchaser so requests with respect to Notes not eligible to be exchanged for Exchange Notes in the Exchange Offer and held by it following the consummation of the Exchange Offer, or (iv) any applicable law or interpretations do not permit and Holder of Notes other than the Initial Purchaser to participate in the Exchange Offer, or (v) any Holder of Notes that participates in the Exchange Offer does not receive freely transferable Exchange Notes in exchange for tendered Notes, or (vi) the Company elects (any of the events specified in (i) - (vi) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), the Company shall promptly deliver to the Holders written notice thereof and, at its cost, use its reasonable best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in any event, within 45 days after such Shelf Registration Event Date (which shall be no earlier than 75 days after the Closing Time), a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes, and shall use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable; provided, however, that if
                                                      --------  -------
the Shelf Registration Event is pursuant to clause (iii), the Company may register such Registrable Notes together with the Exchange Offer Registration Statement, filed pursuant to Section 2(a), and the requirements as to timing applicable thereto. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably requests for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

          The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period").
                                                                      ------
The Company shall not permit any securities other than Registrable Notes to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus that is a part of the Shelf Registration Statement and notify each such Holder when the Shelf Registration has become effective. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) Expenses. The Company shall pay all Registration Expenses in
              --------
connection with the registration pursuant to Section 2(a) or 2(b) hereof. Each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

          (d) Effective Registration Statement. An Exchange Offer Registration
              --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof (or a combination of the two) will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has
                                        --------  -------
been declared effective, the offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used its reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless such action is required by applicable law.

          (e) Additional Interest. The annual interest rates on the principal
              -------------------
amount of the Notes shall increase by 0.50% per annum (the "Additional Interest") if any of the following events occur (each event identified in clause
(i), (ii) or (iii) below, an "Additional Interest Event"):

          (i) if the Exchange Offer is not consummated or the Shelf Registration Statement does not become effective within 270 days following the Closing Date, Additional Interest shall accrue on the Notes from and after that date to, but excluding, the date the Exchange Offer is consummated, the date the Shelf Registration Statement becomes effective, or the date on which all the Notes otherwise become transferable by Holders (other than the Company or its affiliates, as such term is refined in Rule 501 (b) of Regulation D under the Securities Act) without further registration under the Securities Act; or

          (ii) if a Shelf Registration Statement is required to be filed with the SEC and becomes effective and later ceases to be effective at any time during the period specified by this Agreement, Additional Interest shall accrue on the Notes from and after the date such registration statement ceases to be effective to, but excluding, such date when the Shelf Registration Statement again becomes effective (or, if earlier, the end of such period specified by this Agreement); or

          (iii) if the Company ceases to maintain its status as a reporting company under the Exchange Act whether or not SEC rules and regulations require the Company to maintain that status (unless the SEC will not accept the filing of the applicable reports) Additional Interest shall accrue on the Notes.

provided, however, that the Additional Interest rate on the Notes may not exceed
--------  -------
in the aggregate 0.5% per annum; provided, further, however that Additional Interest shall cease to accrue on the Notes as of the date all Additional Interest Events are cured and cease to exist. Any amount of Additional Interest due pursuant to Section 2(e) (i), (ii) or (iii) above will be payable in cash on the relevant payment dates for the payment of interest pursuant to the Indenture.

          (f) Specific Enforcement. Without limiting the remedies available to
              --------------------
the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

          3. Registration Procedures. In connection with the obligations of the
             -----------------------
Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall use its best reasonable efforts to:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form(s) under the Securities Act, which form(s) (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if
                                                    --------  -------
     (1) such filing is pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advise such Holder that the distribution of Registrable Notes will be made in accordance with the method selected by the Majority Holders; (ii) furnish to each Holder of Registrable Notes included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Notes, if any, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in each case without charge in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto.

          (d) in the case of a Shelf Registration, cooperate with the Trustee to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request in writing in advance of such date of effectiveness; provided, however, that in complying with the requirements of this Section
     --------  -------
     3(d) the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) file annual reports or comply with any other requirements deemed by the Company to be unduly burdensome;

          (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the Company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, promptly notify each Holder of Registrable Notes, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Notes or the Exchange Notes to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof, (iv) of the happening of any event or the failure of any event to occur or the discovery of any fact or otherwise, during the Effectiveness Period that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request prior to the closing of any sale of Registrable Notes pursuant to such Shelf Registration Statement;

          (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
     Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies, without charge, of such document to the Holders; and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Notes or the Initial Purchasers on behalf of such Holders available for reasonable discussion of such document;

          (k) obtain a CUSIP number for all Exchange Notes and the Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

          (1) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, and effect such changes to such document as may be required for it to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such document to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) consistent with the terms of the Purchase Agreement and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) any Initial Purchaser, in the case where an Initial Purchaser holds Notes acquired by it as part of its initial distribution and (y) other Holders of Notes covered thereby: (i) make such representations and warranties to Holders of such Registrable Notes and the underwriters (if any) consistent with the terms of the Purchase Agreement and the registration requirements of the Securities Act; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) consistent with the terms of the Purchase Agreement and the registration requirements of the Securities Act (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions);
     (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountant of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to the Majority Holders of Registrable Notes covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder and as consistent with the terms of the Purchase Agreement;

          (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
     (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, financial and other records and pertinent corporate documents of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply any relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, further, that the foregoing inspection and information
                --------  -------
     gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by you and on behalf of such other parties as described in Section 2(c) hereof; provided,
                                                                       --------
     however, that such counsel shall be Shearman & Sterling, or such other
     -------
     counsel as is reasonably acceptable to the Company (the "Special Counsel"). Records that the Company determines in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (o) comply with applicable rules and regulations of the SEC so long as this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          (p) upon consummation of an Exchange Offer, if requested by the Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer that includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Notes and (ii) each of the Exchange Notes constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (in each case, with customary exceptions);

          (q) if an Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes, the Company shall mark, or cause to be marked, on such Registrable Notes delivered by such Holders that such Registrable Notes are being canceled in exchange for the Exchange Notes and in no event shall such Registrable Notes be marked as paid or otherwise satisfied;

          (r) cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

          (s) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby;

          (t) (A) in the case of the Exchange Offer Registration Statement (i) indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any broker or dealer registered under the Exchange Act who holds Notes that are Registrable Notes and that were acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Notes acquired directly from the Company) (such broker or dealer, a "Participating Broker-Dealer"), may exchange such Notes pursuant to the Exchange Offer; however, such Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Participating Broker-Dealers that the SEC may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Exchange Notes held by any such Participating Broker-Dealer except to the extent required by the SEC as a result of a change in policy announced after the date of this Agreement, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in
     Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Notes; provided, however, that such period
                                         --------  -------
     shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

          "If the exchange offeree is a broker-dealer holding Registrable Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Registrable Notes pursuant to the Exchange Offer";

     and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

          (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative of the Participating Broker-Dealers, consistent with the opinion delivered pursuant to the Purchase Agreement (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officer's certificate containing certifications substantially similar to those set forth in Section 4(b) of the Purchase Agreement and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72.

          Each of the foregoing shall be consistent with the terms of the Purchase Agreement.

          The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Notes of a seller who so fails to furnish such information.

          In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in
Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company all copies in such Holder's possession of the Prospectus covering such Registrable Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

          4.   Indemnification.
               ---------------

          (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless each of the Initial Purchasers, each Holder, each underwriter who participates in an offering of the Registrable Notes, each Participating Broker-Dealer, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act (each a "Company Indemnified Party") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse the Company Indemnified Party for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission that was made in such Prospectus, or the Prospectus as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by such Company Indemnified Party (or, if such Company Indemnified Party is an Initial Purchaser, through the Representative of the Initial Purchasers on behalf of such Initial Purchaser) for use therein and except that this indemnity with respect to the Prospectus shall not inure to the benefit of any Company Indemnified Party on account of any losses, claims, damages, liabilities or actions arising from the sale of Registrable Notes to any person if a copy of the Prospectus, as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Company Indemnified Party to such person with or prior to the written confirmation of the sale involved and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim or damage.

          (b) Promptly after receipt by any Company Indemnified Party under
     Section 4(a) of written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder, such Company Indemnified Party will, if a claim is to be made against the Company, notify the Company thereof in writing, but the omission so to notify the Company will not relieve the Company from any liability (otherwise than under Section 4(a) above) that it may have to the Company Indemnified Party. Thereafter, the Company Indemnified Party and the Company shall consult, to the extent appropriate, with a view to minimizing the cost of the Company of its obligations hereunder. In case any Company Indemnified Party receives written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder and it notifies the Company thereof, the Company will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Company Indemnified Party promptly after receiving the aforesaid notice from the Company Indemnified Party, to assume the defense thereof with counsel reasonably satisfactory to the Company Indemnified Party; provided,
                                                                       --------
     however, that if the parties against which any loss, claim, damage or
     -------
     liability arises include both the Company Indemnified Party and the Company and the Company Indemnified Party shall have reasonably concluded that defenses available to it create a conflict of interest for the counsel selected by the Company Indemnifying party under the code of professional responsibility applicable to such counsel, the Company Indemnified Party shall have the right to select one separate counsel to assume such legal defenses and otherwise to participate in the defenses of such loss, claim, damage or liability on behalf of the Company Indemnified Party. Upon receipt by the Company Indemnified Party of notice from the Company of its selection so to assume the defense of such loss, claim, damage or liability and approval by the Company Indemnified Party of counsel, the Company shall not be liable to the Company Indemnified Party under Section 4(a) above for any legal or other expenses subsequently incurred by the Company Indemnified Party in connection with the defense thereof unless (i) the Company Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the Company shall not have employed and continued to employ counsel reasonably satisfactory to the Company Indemnified Party to represent the Company Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Company shall have authorized in writing the employment of separate counsel for the Company Indemnified Party at the expense of the Company. The Company shall not, without prior written consent of the Company Indemnified Party, effect any settlement of any pending or threatened action in respect of which the Company Indemnified Party is or is entitled or subject to be a party and the Company Indemnified Party is entitled to indemnity hereunder unless such settlement includes an unconditional release of the Company Indemnified Party from all liability on any claims that are the subject matter of such action. The Company shall not be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability effected without its consent.

          The Company's indemnity agreement contained in this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or any controlling person, and shall survive the Exchange Offer Registration.

          (c) In connection with any Registration Statement, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any underwriter and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act (each a "Holder Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse the Holder Indemnified Party for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission that was made in such Prospectus, or the Prospectus as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by such Holder Indemnified Party (or, if such indemnifying Holder is an Initial Purchaser, through the Representative of the Initial Purchasers on behalf of such indemnifying Holder) for use therein; provided, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

          Each Holder's indemnity agreement contained in this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of any the Company or any other Holder or any controlling person, and shall survive the Exchange Offer Registration.

          5. Participation in Underwritten Registrations. No Holder may
             -------------------------------------------
participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

          6. Selection of Underwriters. The Holders of Registrable Notes covered
             -------------------------
by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering may be selected by the Holders of a majority in aggregate principal amount of the Registrable Notes included in such offering; provided, however, that such underwriters and managers must be
          --------  -------
satisfactory to the Company.

          7. Miscellaneous.
             -------------

          (a) Rule 144 and Rule l44A. For so long as the Company is subject to
              ----------------------
     the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Notes remain outstanding, the Company will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Notes (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Notes may reasonably request and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule l44A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) No Inconsistent Agreements. The Company has not entered into nor
              --------------------------
     will the Company on or after the date of this Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c) Amendments and Waivers. The provisions of this Agreement,
              ----------------------
     including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing sentence,
     (i) this Agreement may be amended, without the consent of any Holder of Registrable Notes, by written agreement signed by the Company and Salomon Smith Barney, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and Salomon Smith Barney to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by Salomon Smith Barney and the Company.

          (d) Notices. All Notices and other communications provided for or
              -------
     permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

          (1) if to a Holder of the Notes, at the most current address given by such Holder to the Company.

          (2) if to the Initial Purchasers:

              Salomon Smith Barney Inc.
              388 Greenwich Street
              34th Floor
              New York, NY 10013
              Attention: Dean Keller
              Fax No.: (212) 816-0901

     with a copy to:

              Shearman & Sterling
              599 Lexington Avenue
              New York, NY 10022-6069
              Fax No.: (212) 848-7179
              Attention: John A. Millard, Esq.

          (3) if to the Company, at its address as follows:

              Mirant Americas Generation, Inc.
              1155 Perimeter Center West
              Atlanta, Georgia 30338
              Fax No.:  (678) 579-5001
              Attention:  President
     with a copy to:

              Troutman Sanders LLP
              Bank of America Plaza, Suite 5200
              600 Peachtree Street, N.E.
              Atlanta, Georgia 30308
              Fax No.: (404) 885-3001
              Attention: John T. W. Mercer, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
     of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed
                         --------  -------
     to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (e) Third Party Beneficiary. Each of the Holders shall be a third
              -----------------------
     party beneficiary of the agreements made hereunder between the Company on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (f) Counterparts. This Agreement may be executed in any number of
              ------------
     counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of
              --------
     reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
     IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (i) Severability. In the event that any one or more of the provisions
              ------------
     contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Securities Held by the Company or its Affiliates. Whenever the
              ------------------------------------------------
     consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      MIRANT AMERICAS
                                      GENERATION, INC.


                                      By:
                                         ---------------------------------------
                                         Name:  Donald B. Dysert
                                         Title: Vice President and Treasurer

Confirmed and accepted as of
the date first above written:

Salomon Smith Barney Inc.
Banc of America Securities LLC
Blaylock & Partners, L.P.
Scotia Capital (USA) Inc.
TD Securities (USA) Inc.
Tokyo-Mitsubishi International plc

SALOMON SMITH BARNEY INC.


-----------------------------------
as Representative of the
Several Initial Purchasers